UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 26, 2023

BLOCKCHAIN COINVESTORS ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41050	98-1607883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 1093, Boundary Hall

Cricket Square, Grand Cayman

KY1-1102, Cayman Islands

(Address of principal executive offices, including zip code)

(345) 814-5726

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	BCSAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, included as part of the Units	BCSA	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units	BCSAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 26, 2023, Blockchain Coinvestors Acquisition Corp. I (“BCSA”) again postponed the extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”) originally scheduled for January 18, 2023 at 11:30 a.m. Eastern Time, and subsequently postponed to January 27, 2023 at 11:30 a.m. Eastern Time, to Friday, February 3, 2023 at 12:30 p.m. Eastern Time (the “Postponement”), to allow additional time for BCSA to engage with its shareholders and solicit redemption reversals.

As a result of the Postponement, the deadline for delivery of redemption requests from BCSA’s shareholders to BCSA’s transfer agent has been extended to February 1, 2023 (two business days before the postponed Extraordinary General Meeting).

Participants in the Solicitation

BCSA and its directors, executive officers, other members of management and employees may, under Securities and Exchange Commission (“SEC”) rules, be considered participants in the solicitation of proxies of BCSA’s shareholders in favor of the approval of the proposals to be voted on at the Extraordinary General Meeting. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of BCSA’s directors and officers in the definitive proxy statement dated December 29, 2022 (the “Proxy Statement”), which may be obtained free of charge at the SEC’s website at www.sec.gov or by directing a request to BCSA’s proxy solicitor, Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198, Attn: Karen Smith, Toll Free Telephone: (877) 870-8565, Main Telephone: (206) 870-8565, E-mail: ksmith@advantageproxy.com.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities and does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor will there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on the current expectations of BCSA’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These statements are subject to a number of risks and uncertainties indicated from time to time in BCSA’s filings with the SEC. There may be additional risks that BCSA presently does not know or that BCSA currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide BCSA’s expectations, plans or forecasts of future events and views as of the date of this communication. BCSA anticipates that subsequent events and developments will cause BCSA’s assessments to change. However, while BCSA may elect to update these forward-looking statements at some point in the future, BCSA specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing BCSA’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2023	BLOCKCHAIN COINVESTORS ACQUISITION CORP. I

	By:	/s/ Lou Kerner
	Name:	Lou Kerner
	Title:	Chief Executive Officer